KINETICS MUTUAL FUNDS, INC.
(the “Company”)

No Load Class

The Kinetics Government Money Market Fund
(the “Fund”)

Supplement dated March 18, 2008,
to the Prospectus dated May 1, 2007

Effective immediately, the second paragraph under the section entitled “Exchange Privilege” on pages 13 and 14 of the Prospectus is removed in its entirety and replaced with the following:

Exchange Privilege

Notwithstanding the above, Advisor Class A, Advisor Class C and Institutional Class shares of the Company’s other Funds may exchange into and out of the No Load Class of the Money Market Fund because the Money Market Fund does not offer Advisor Class A, Advisor Class C or Institutional Class shares. In all cases involving Advisor Class A share exchanges, shareholders will be required to pay a sales charge only once, assuming they are not eligible for a sales charge waiver.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE